CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 12, 1998, relating to the financial statements of Sportsman's Wholesale Company, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                              TANNER + CO.



Salt Lake City, Utah
April 26, 1999